UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 30, 2007
Electro-Optical Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51481 (Commission File Number)	13-3986004 (IRS Employer Identification No.)

3 West Main Street, Suite 201, Irvington, New York (Address of principal executive offices)	10533 (Zip Code)
Registrant’s telephone number, including area code (914) 591-3783
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 — Other Events
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1: Amendment No. 1 to the Amended and Restated Consulting Agreement
EX-99.1: Press Release

Item 1.01 — Entry into a Material Definitive Agreement
Dr. Gerald Wagner resigned as Acting Chief Operating Officer of the Registrant, effective as of January 30, 2007. In connection with Dr. Wagner’s resignation, the Registrant entered into Amendment No. 1 to Amended and Restated Consulting Agreement (as so amended, the “Agreement”), dated as of January 30, 2007, with Dr. Wagner and Gerald Wagner Consulting LLC (the “Consultant”).
Pursuant to the Agreement, Dr. Wagner resigned as Acting Chief Operating Officer of the Registrant and the Consultant agreed to provide transition services and additional consulting services to the Registrant during the term of the Agreement, which commenced on January 30, 2007 and will end (i) at the option of either the Consultant or the Registrant upon 15 days’ prior written notice or (ii) at any time by mutual agreement of the Consultant and the Registrant.
A copy of the Agreement is filed herewith as Exhibit 10.1.
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As discussed above in Item 1.01, Dr. Gerald Wagner resigned as Acting Chief Operating Officer of the Registrant effective January 30, 2007. Dr. Wagner will continue to serve as a consultant to the Registrant pursuant to the Agreement and as a member of the Registrant’s board of directors.
Item 8.01 — Other Events
On January 30, 2007, the Registrant issued a press release announcing the initiation of the pivotal clinical trial for the Registrant’s MelaFind® product and Dr. Wagner’s resignation as Acting Chief Operating Officer of the Registrant.
A copy of this press release is furnished as Exhibit 99.1 to this report. Exhibit 99.1 is furnished to, but not filed with, the Securities and Exchange Commission. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.
Item 9.01 — Financial Statements and Exhibits
     (b) Exhibits.

Exhibit
Number	Description
10.1	Amendment No. 1 to Amended and Restated Consulting Agreement dated as of January 30, 2007 by and among the Registrant, Gerald Wagner and Gerald Wagner Consulting LLC

99.1	Press Release of the Registrant dated January 30, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro-Optical Sciences, Inc.
Date: January 30, 2007	By:	/s/ Joseph V. Gulfo
President & Chief Executive Officer
(Principal Executive Officer)

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1	Amendment No. 1 to Amended and Restated Consulting Agreement dated as of January 30, 2007 by and among the Registrant, Gerald Wagner and Gerald Wagner Consulting LLC

99.1	Press Release of the Registrant dated January 30, 2007

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